Exhibit 99.1

Broadcom Completes Acquisition of Symantec Enterprise Security Business

SAN JOSE, Calif., November 4, 2019 - Broadcom Inc. (NASDAQ: AVGO), a global technology leader that designs, develops and supplies semiconductor and infrastructure software solutions, today announced that it has completed its acquisition of the Enterprise Security business of Symantec Corporation (NASDAQ: SYMC).

Symantec’s Enterprise Security business will now operate as the Symantec Enterprise division of Broadcom and will be led by Art Gilliland as SVP and General Manager. Mr. Gilliland most recently served as General Manager of Symantec’s Enterprise Security business where he oversaw the Enterprise Security product and engineering teams, Enterprise Security Worldwide Sales and the Enterprise Security customer support organization. He brings more than 20 years of experience in the security software industry.

“Today represents an important milestone as Symantec’s Enterprise Security business joins our other semiconductor and software franchises that together form the Broadcom platform,” said Hock Tan, President and Chief Executive Officer of Broadcom. “Symantec’s Enterprise Security business expands our footprint of mission critical infrastructure software for the Global 2000. We are pleased to welcome the talented team of employees at Symantec Enterprise Security to the Broadcom family.”

“We are excited to join Broadcom as it continues to build one of the world’s leading infrastructure technology companies,” said Mr. Gilliland. “Broadcom has a proven track record of successfully integrating companies, enabling enhanced growth and a faster pace of innovation, and we look forward to welcoming Symantec Enterprise customers, employees and suppliers to the Broadcom community.”

About Broadcom

Broadcom Inc., (NASDAQ: AVGO), a Delaware corporation headquartered in San Jose, CA, is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation. For more information, go to www.broadcom.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: our Symantec Corporation (“Symantec”) transaction, including (1) potential difficulties in employee retention, (2) unexpected costs, charges or expenses, and (3) our ability to successfully integrate the Symantec enterprise business and achieve the anticipated benefits of the transaction; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; global economic conditions and concerns; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, including our recently completed transaction with Symantec; government regulations and trade restrictions; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the additional significant indebtedness that we have incurred in connection with the Symantec transaction and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors of our products; dependence on senior management and our ability to attract and retain qualified personnel; international political and economic conditions; involvement in legal and administrative proceedings; our dependency on a limited number of suppliers; quarterly and annual fluctuations in operating results; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; sales to our government clients; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; our ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; the amount and frequency of our stock repurchases; our provisions for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Our filings with the SEC, which you may obtain for free at the SEC’s website at https://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this release, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Beatrice F. Russotto

Investor Relations

408-433-8000

investor.relations@broadcom.com

Joele Frank / Steve Frankel / Andi Rose

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449